SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 20, 2007

Yadkin Valley Financial Corporation

North Carolina	20-4495993

(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404

(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Yadkin Valley Financial Corporation (NASDAQ Global Select Market: YAVY) announces initiation of research coverage by Howe Barnes Hoefer & Arnett, Inc. in a report dated July 11, 2007. The coverage was initiated with a “buy” recommendation and a twelve month target price of $21 per share. Yadkin Valley Financial Corporation owns 100% of Yadkin Valley Bank and Trust Company.
Bill Long, President and CEO, stated, “We’re pleased to have coverage from Howe Barnes. Their firm has done a thorough job in researching our performance and in assessing our strategy for building shareholder value.“
For a copy of the report, contact Anastasia Usova, at Howe Barnes Hoefer & Arnett, Inc. Ms. Usova can be reached at ausova@howebarnes.com or 312-655-2945.
Item 9.01: Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company
	By:	/s/ Edwin E. Laws
Edwin E. Laws
Date: July 20, 2007		Chief Financial Officer